UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Colgate-Palmolive Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee previously paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.

	3)	Filing Party:

	4)	Date Filed:

[LETTER TO CERTAIN BENEFICIAL HOLDERS OF COLGATE-PALMOLIVE COMPANY STOCK]

IMPORTANT REMINDER TO STOCKHOLDERS

April 16, 2010

DEAR FELLOW COLGATE STOCKHOLDER:

You should have received your proxy materials in connection with Colgate-Palmolive Company’s Annual Meeting of Stockholders to be held on Friday, May 7, 2010. According to our records, your proxy for this meeting has not been received. Regardless of the number of shares you own, it is important that they are represented and voted at the annual meeting.

Please take a moment to vote your proxy at your earliest convenience. You should read carefully and consider the information contained in the Company’s Proxy Statement.

Since the Annual Meeting is fast approaching, we encourage you to vote by any one of the three methods listed below:

1.	Vote by Internet: Go to the website www.proxyvote.com, have your control number listed on the enclosed notice card ready and follow the simple instructions.

2.	Vote by Telephone: Call 1-800-454-8683 (toll-free), have your control number listed on the enclosed notice card ready and follow the simple instructions.

3.

Vote by Mail: Please take a moment to vote, sign, date and mail the enclosed notice card in the postage-paid envelope without delay to ensure your vote is counted. If you have voted by Internet or telephone, please do not return the notice card.

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR VOTING INSTRUCTIONS BY INTERNET, TELEPHONE OR MAIL SO WE RECEIVE THEM BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON THURSDAY, MAY 6, 2010.

Thank you for your response.

Sincerely,

Andrew D. Hendry
Senior Vice President,
General Counsel and Secretary

[LETTER TO CERTAIN REGISTERED HOLDERS OF COLGATE-PALMOLIVE COMPANY STOCK]

IMPORTANT REMINDER TO STOCKHOLDERS

April 16, 2010

DEAR FELLOW COLGATE STOCKHOLDER:

You should have received your proxy materials in connection with Colgate-Palmolive Company’s Annual Meeting of Stockholders to be held on Friday, May 7, 2010. According to our records, your proxy for this meeting has not been received. Regardless of the number of shares you own, it is important that they are represented and voted at the annual meeting.

Please take a moment to vote your proxy at your earliest convenience. You should read carefully and consider the information contained in the Company’s Proxy Statement.

Since the Annual Meeting is fast approaching, we encourage you to vote by any one of the three methods listed below:

4.	Vote by Internet: Go to the website www.proxyvote.com, have your control number listed on the enclosed proxy card ready and follow the simple instructions.

5.	Vote by Telephone: Call 1-800-690-6903 (toll-free), have your control number listed on the enclosed proxy card ready and follow the simple instructions.

6.

Vote by Mail: Please take a moment to vote, sign, date and mail the enclosed proxy card in the postage-paid envelope without delay to ensure your vote is counted. If you have voted by Internet or telephone, please do not return the proxy card.

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR VOTING INSTRUCTIONS BY INTERNET, TELEPHONE OR MAIL SO WE RECEIVE THEM BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON THURSDAY, MAY 6, 2010.

Thank you for your response.

Sincerely,

Andrew D. Hendry
Senior Vice President,
General Counsel and Secretary